                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                                 767,378.67
       Available Funds:
             Contract Payments due and received in this period                                                          6,654,731.38
             Contract Payments due in prior period(s) and received in this period                                         437,206.66
             Contract Payments received in this period for next period                                                    216,032.17
             Sales, Use and Property Tax, Maintenance, Late Charges                                                       183,925.57
             Prepayment Amounts related to early termination in this period                                             4,917,671.62
             Servicer Advance                                                                                             805,699.87
             Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
             Transfer from Reserve Account                                                                                  9,055.89
             Interest earned on Collection Account                                                                          8,515.77
             Interest earned on Affiliated Account                                                                            551.46
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                    0.00
             Amounts paid under insurance policies                                                                              0.00
             Any other amounts                                                                                                  0.00

                                                                                                                      --------------
       Total Available Funds                                                                                           14,000,769.06
       Less: Amounts to be Retained in Collection Account                                                                 663,607.12
                                                                                                                      --------------
       AMOUNT TO BE DISTRIBUTED                                                                                        13,337,161.94
                                                                                                                      ==============


       DISTRIBUTION OF FUNDS:

             1.  To Trustee -  Fees                                                                                             0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               437,206.66
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                          0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                              9,967,557.72
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                                357,765.00
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                                517,178.81
                    b) Class B Principal and Interest                                                                     185,279.05
                    c) Class C Principal and Interest                                                                     372,750.06
                    d) Class D Principal and Interest                                                                     250,173.04
                    e) Class E Principal and Interest                                                                     331,648.16

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        183,490.98
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       338,579.09
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              9,055.89
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               192,992.80
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                             193,484.68
                                                                                                                      --------------
       TOTAL FUNDS DISTRIBUTED                                                                                         13,337,161.94
                                                                                                                      ==============

                                                                                                                      --------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         663,607.12
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 6,443,748.69
        - Add Investment Earnings                                                                                           9,055.89
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
        - Less Distribution to Certificate Account                                                                          9,055.89
                                                                                                                      --------------
End of period balance                                                                                                 $ 6,443,748.69
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $ 6,443,748.69
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                 214,706,124.94
                  Pool B                                  57,722,280.61
                                                         --------------
                                                                                272,428,405.55

Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            717,647.80
Class A Monthly Interest - Pool B                            192,934.73

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         8,294,645.77
Class A Monthly Principal - Pool B                         1,637,273.23
                                                         --------------
                                                                                  9,931,919.00

Ending Principal Balance of the Class A Notes
                  Pool A                                 206,411,479.17
                  Pool B                                  56,085,007.38
                                                         --------------          --------------
                                                                                 262,496,486.55
                                                                                 ==============



---------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000           Ending Principal
Original Face $378,036,000        Original Face $378,036,000          Balance Factor
     $ 2.408719                         $ 26.272416                    69.436902%
---------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                         0.00
                  Class A2                                15,892,405.55
                  Class A3                               122,000,000.00
                  Class A4                               134,536,000.00

                                                         --------------

Class A Monthly Interest                                                        272,428,405.55
                  Class A1 (Actual Number Days/360)                0.00
                  Class A2                                    35,638.72
                  Class A3                                   357,765.00
                  Class A4                                   517,178.81

                                                         --------------

Class A Monthly Principal
                  Class A1                                         0.00
                  Class A2                                 9,931,919.00
                  Class A3                                         0.00
                  Class A4                                         0.00

                                                         --------------
                                                                                  9,931,919.00

Ending Principal Balance of the Class A Notes

                  Class A1                                         0.00
                  Class A2                                 5,960,486.55
                  Class A3                               122,000,000.00
                  Class A4                               134,536,000.00

                                                         --------------         --------------
                                                                                262,496,486.55
                                                                                ==============



Class A1
-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $59,500,000         Original Face $59,500,000          Balance Factor
     $ 0.598970                        $ 166.923008                    10.017624%
-------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes

                             Pool A                             3,657,607.85
                             Pool B                               983,322.97
                                                                ------------
                                                                                 4,640,930.82

       Class B Overdue Interest, if any                                 0.00
       Class B Monthly Interest - Pool A                           12,676.66
       Class B Monthly Interest - Pool B                            3,408.03
       Class B Overdue Principal, if any                                0.00
       Class B Monthly Principal - Pool A                         141,302.73
       Class B Monthly Principal - Pool B                          27,891.63
                                                                ------------
                                                                                   169,194.36

       Ending Principal Balance of the Class B Notes
                             Pool A                             3,516,305.12
                             Pool B                               955,431.34
                                                                ------------     ------------
                                                                                 4,471,736.46
                                                                                 ============



-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $6,440,000        Original Face $6,440,000           Balance Factor
     $ 2.497623                       $ 26.272416                     69.436902%
-----------------------------------------------------------------------------------

VI  CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                             Pool A                             7,320,895.24
                             Pool B                             1,968,172.88
                                                                ------------
                                                                                 9,289,068.12

       Class C Overdue Interest, if any                                 0.00
       Class C Monthly Interest - Pool A                           26,873.79
       Class C Monthly Interest - Pool B                            7,224.83
       Class C Overdue Principal, if any                                0.00
       Class C Monthly Principal - Pool A                         282,824.87
       Class C Monthly Principal - Pool B                          55,826.57
                                                                ------------
                                                                                   338,651.44

       Ending Principal Balance of the Class C Notes
                             Pool A                             7,038,070.37
                             Pool B                             1,912,346.31
                                                                ------------     ------------
                                                                                 8,950,416.68
                                                                                 ============


-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $12,890,000        Original Face $12,890,000          Balance Factor
      $ 2.645355                        $ 26.272416                   69.436902%
-----------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                             Pool A                             4,878,703.67
                             Pool B                             1,311,606.28
                                                                ------------
                                                                                 6,190,309.95

       Class D Overdue Interest, if any                                 0.00
       Class D Monthly Interest - Pool A                           19,303.40
       Class D Monthly Interest - Pool B                            5,189.59
       Class D Overdue Principal, if any                                0.00
       Class D Monthly Principal - Pool A                         188,476.78
       Class D Monthly Principal - Pool B                          37,203.27
                                                                ------------
                                                                                   225,680.05

       Ending Principal Balance of the Class D Notes
                             Pool A                             4,690,226.89
                             Pool B                             1,274,403.01
                                                                ------------
                                                                                 ------------
                                                                                 5,964,629.90
                                                                                 ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,590,000       Original Face $8,590,000         Balance Factor
     $ 2.851338                        $ 26.272416                69.436902%
-------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                             Pool A                             6,099,799.45
                             Pool B                             1,639,889.58
                                                                ------------
                                                                                 7,739,689.03

       Class E Overdue Interest, if any                                 0.00
       Class E Monthly Interest - Pool A                           38,998.05
       Class E Monthly Interest - Pool B                           10,484.36
       Class E Overdue Principal, if any                                0.00
       Class E Monthly Principal - Pool A                         235,650.83
       Class E Monthly Principal - Pool B                          46,514.92
                                                                ------------
                                                                                   282,165.75

       Ending Principal Balance of the Class E Notes
                             Pool A                             5,864,148.62
                             Pool B                             1,593,374.66
                                                                ------------
                                                                                 ------------
                                                                                 7,457,523.28
                                                                                 ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $10,740,000      Original Face $10,740,000        Balance Factor
     $ 4.607301                      $ 26.272416                  69.436902%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                             Pool A                                               7,319,331.20
                             Pool B                                               1,967,752.40
                                                                                  ------------
                                                                                                    9,287,083.60

       Residual Interest - Pool A                                                   136,276.02
       Residual Interest - Pool B                                                    47,214.96
       Residual Principal - Pool A                                                  282,764.45
       Residual Principal - Pool B                                                   55,814.64
                                                                                  ------------
                                                                                                      338,579.09

       Ending Residual Principal Balance
                             Pool A                                               7,036,566.75
                             Pool B                                               1,911,937.76
                                                                                  ------------
                                                                                                    ------------
                                                                                                    8,948,504.51

                                                                                                    ============


X.  PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                              193,484.68
        - Servicer Advances reimbursement                                                             437,206.66
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             192,992.80
                                                                                                    ------------
       Total amounts due to Servicer                                                                  823,684.14
                                                                                                    ============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   243,982,462.34

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  9,425,665.42

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
         ending of the related Collection Period                                                                      234,556,796.92
                                                                                                                      ==============


      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            4,615,521.20

          - Principal portion of Prepayment Amounts                                                  4,810,144.22

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                   --------------
                                   Total Decline in Aggregate Discounted Contract Balance            9,425,665.42
                                                                                                   ==============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    65,593,024.70

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,860,524.27

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
         ending of the related Collection Period                                                                       63,732,500.43
                                                                                                                      ==============


      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            1,775,153.97

          - Principal portion of Prepayment Amounts                                                     85,370.30

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                   --------------
                                   Total Decline in Aggregate Discounted Contract Balance            1,860,524.27
                                                                                                   ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     298,289,297.35
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                                  Predecessor
                                                           Discounted                Predecessor             Discounted
     Lease #         Lessee Name                           Present Value             Lease #                 Present Value
     -------         -----------                           -------------             -------                 -------------
     3092-701        RADIOLOGY SPECIALISTS, LTD            $1,285,497.56             3083-701                $619,156.09




                                                           -------------                                     -------------
                                                   Totals: $1,285,497.56                                       $619,156.09




     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $619,156.09
     b) ADCB OF POOL A AT CLOSING DATE                                                                     $323,844,130.83
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.19%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                                YES         NO  X
                                                           -----       -----

     POOL B                                                                                                  Predecessor
                                                           Discounted                Predecessor             Discounted
     Lease #         Lessee Name                           Present Value             Lease #                 Present Value
     -------         -----------                           -------------             -------                 -------------
                     NONE




                                                           -------------                                     -------------
                                                  Totals:          $0.00                                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                     $105,739,115.35
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

    *   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
        SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                                YES         NO  X
                                                           -----       -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                       Predecessor
                                                   Discounted                Predecessor            Discounted
      Lease #          Lessee Name                 Present Value             Lease #                Present Value
      -------          -----------                 -------------             -------                -------------
                        NONE                                                                                $0.00




                                                   -------------                                    -------------
                                          Totals:          $0.00                                            $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                            $323,844,130.83
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                                YES         NO  X
                                                           -----       -----


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                 Predecessor
                                                   Discounted                Predecessor            Discounted
      Lease #          Lessee Name                 Present Value             Lease #                Present Value
      -------          -----------                 -------------             -------                -------------
                       None




                                                   -------------                                    -------------
                                          Totals:          $0.00                                            $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                            $105,739,115.35
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

    *   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
        SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
        FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                                YES         NO  X
                                                           -----       -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XV. POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
       This Month                                   8,008,149.15             This Month                        298,289,297.35
       1 Month Prior                                6,430,800.83             1 Month Prior                     309,575,487.04
       2 Months Prior                               6,798,117.21             2 Months Prior                    320,348,145.32

       Total                                       21,237,067.19             Total                             928,212,929.71

       A) 3 MONTH AVERAGE                           7,079,022.40             B) 3 MONTH AVERAGE                309,404,309.90

       c) a/b                                              2.29%


2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                   No         X
                                                                                           --------------        --------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                           Yes                   No         X
                                                                                           --------------        --------------
       B. An Indenture Event of Default has occurred and is then continuing?           Yes                   No         X
                                                                                           --------------        --------------

4.     Has a Servicer Event of Default occurred?                                       Yes                   No         X
                                                                                           --------------        --------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                Yes                   No         X
                                                                                           --------------        --------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
          or obligation not remedied within 90 days?                                   Yes                   No         X
                                                                                           --------------        --------------
       C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                 Yes                   No         X
                                                                                           --------------        --------------

6.     Aggregate Discounted Contract Balance at Closing Date                            Balance    $ 429,583,246.18
                                                                                                   ----------------

       DELINQUENT LEASE SUMMARY

           Days Past Due                    Current Pool Balance                  # Leases
           -------------                    --------------------                  --------
               31 - 60                         11,262,960.37                          35
               61 - 90                          2,230,663.01                          15
              91 - 180                          8,008,149.15                          29

       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization